UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

 Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 25, 2019, the Board of Directors (the “Board”) of Global Payments Inc. (the “Company”), pursuant to the recommendation of the Board’s Governance and Nominating Committee, approved the Company’s Fifth Amended and Restated Non-Employee Director Compensation Plan (the “Plan”) to change the compensation for the Company’s non-employee directors as follows:

Position Held	Annual Basic Cash Retainer	Annual Supplemental Cash Retainer	Annual Stock Retainer (FMV)
Non-Employee Chairperson	$100,000	$95,000	$230,000
Lead Director	$100,000	$65,000	$195,000
Audit Committee Chair	$100,000	$30,000	$175,000
Compensation Committee Chair	$100,000	$20,000	$175,000
Other Committee Chairs	$100,000	$20,000	$175,000
Other Non-Employee Directors	$100,000	n/a	$175,000

A copy of the Plan, effective April 25, 2019, is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 25, 2019, the Company held its 2019 Annual Meeting of Shareholders. The Company’s shareholders voted on and approved all three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2019. The final voting results were as follows:

Proposal 1. Election of the following directors:

Nominee	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
Mitchell L. Hollin	125,550,178	13,106,401	94,326	5,361,036
Ruth Ann Marshall	134,484,219	4,212,573	54,112	5,361,036

Proposal 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for the year ended December 31, 2018.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
105,628,807	29,852,199	3,269,899	5,361,036

Proposal 3. Ratification of the reappointment of Deloitte & Touch LLP as the Company’s independent public accountants for the calendar year ending December 31, 2019.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
141,293,123	2,762,442	56,376	0

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Global Payments Inc. Fifth Amended and Restated Non-Employee Director Compensation Plan, dated April 25, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	April 26, 2019	By: /s/ Cameron M. Bready
Cameron M. Bready
Senior Executive Vice President and Chief Financial Officer